COST OF SALES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
COST OF SALES
Direct mining and processing costs	$ 191,533	$ 177,279
Depletion and depreciation	189,765	172,382
Salaries and benefits	63,192	61,320
Royalties and other taxes	49,282	25,331
Workers' participation	2,773	2,640
Inventory net realizable value adjustments and other	(16,384)	4,930
Cost of sales	480,161	443,882
Depletion and depreciation, right-of-use	$ 15,400	$ 11,300